UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 22, 2025

TrueCar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36449	04-3807511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Santa Monica Blvd, 12th Floor

Santa Monica, California 90401

(Address of principal executive offices, including zip code)

(800) 200-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TRUE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On December 22, 2025, TrueCar, Inc., a Delaware corporation (the “Company” or “TrueCar”), held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of October 14, 2025 (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “Merger Agreement”), among the Company, Fair Holdings, Inc., a Delaware corporation (“Parent”), and Rapid Merger Subsidiary, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”). Upon the terms and conditions set forth in the Merger Agreement, Merger Subsidiary will be merged with and into the Company (the “Merger”) with the Company surviving the Merger (the “Surviving Corporation”) as a wholly-owned subsidiary of Parent.

As of the close of business on November 13, 2025, the record date of the Special Meeting, there were 88,940,050 shares of common stock of the Company, par value $0.0001 per share (“Common Stock”), outstanding, each of which was entitled to one vote with respect to each proposal voted on at the Special Meeting. A total of 70,119,700 shares of Common Stock, representing approximately 78.83% of the outstanding shares of Common Stock entitled to vote at the Special Meeting, were present virtually or represented by proxy, constituting a quorum to conduct business at the Special Meeting.

At the Special Meeting, the following proposals were considered:

1.	Merger Proposal: To approve and adopt the Merger Agreement pursuant to which, among other things, Merger Subsidiary will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger Proposal”).

2.	Advisory Compensation Proposal: To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger (the “Advisory Compensation Proposal”).

3.	Adjournment Proposal: To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if a quorum is not present or there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”).

Each of the proposals was approved by the requisite vote of the Company’s stockholders. The final voting results for each proposal are set forth below.

Proposal 1: The Merger Proposal

For	Against	Abstentions
69,723,284	84,731	311,685

Proposal 2: The Advisory Compensation Proposal

For	Against	Abstentions
67,101,348	2,783,000	235,352

Proposal 3: The Adjournment Proposal

For	Against	Abstentions
67,873,932	1,934,500	311,268

Although the Adjournment Proposal was approved, adjournment of the Special Meeting was not necessary or appropriate because the Company’s stockholders approved the Merger Proposal.

Subject to the satisfaction or waiver of the closing conditions set forth in the Merger Agreement, the Merger is expected to close in January 2026.

Item 7.01. Regulation FD Disclosure.

On December 23, 2025, the Company issued a press release announcing the voting results of the Special Meeting. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 7.01 of this Form 8-K, including the press release attached as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated December 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the Merger, the Company’s ability to consummate the Merger on the expected timeline or at all, the anticipated benefits of the Merger, the terms and the impact of the Merger on the Company’s future business, results of operations and financial condition, and the sources and scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond the Company’s control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the Merger may not be completed in a timely manner or at all; (ii) the ability of the Investor and Parent to obtain the Additional Equity Financing in connection with the Merger; (iii) the failure to satisfy any of the conditions to the consummation of the Merger, including the receipt of certain regulatory approvals (if required); (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay the Company Termination Fee; (v) the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results and business generally; (vi) the risk that the Merger disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the Merger; (x) potential litigation relating to the Merger that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing; (xii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the Merger; (xiv) the impact of adverse general and industry-specific economic and market conditions; and (xv) other risks described in the Company’s filings with the SEC, including under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2024, and any Quarterly Report on Form 10-Q or Current Report on Form 8-K that contain updates thereto. Forward-looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this Current Report are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2025		TRUECAR, INC.

	By:	/s/ Jeff Swart
Jeff Swart
EVP, General Counsel & Secretary